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                                                            Exhibit 10

                       CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Auditors" and to the use of our reports, dated February 15, 2002, on the financial statements of the Tactical Allocation Portfolio, which is incorporated by reference in this Registration Statement (Form N-1A 33-10438 and 811-4919) of UBS Series Trust (formerly known as Brinson Series Trust prior to April 8, 2002).


                                       /s/ ERNST & YOUNG LLP
                                       ---------------------
                                           ERNST & YOUNG LLP


New York, New York
April 11, 2002